UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 25, 2015

INTELLINETICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio		43228
(Address of principal executive offices)		(Zip Code)

(614) 388-8908

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On June 25, 2015, Intellinetics, Inc., a Nevada corporation (the “Company”), issued six convertible promissory notes (the “Convertible Notes”) in the amounts and to the accredited investors listed below (the “Note Investors”). The Convertible Notes mature three months following their effective dates, listed below (the “Maturity Date”) and bear interest at an annual rate of interest of 10 percent until maturity, with interest payable quarterly. The Note Investors have a right, in their sole discretion, to convert the Convertible Notes into any new funding instruments issued by the Company, whether debt or equity, at the same price as such funding instruments, less a discount of 20%. If the Convertible Notes have not been fully repaid by the Company by the Maturity Date or converted at the election of the Convertible Note Investors prior to the Maturity Date, then such Convertible Notes will accrue interest at the annual rate of 12% from the Maturity Date until the date the Convertible Notes are repaid in full. Any interest not paid quarterly will also accrue interest at the annual rate of 12%. The Company intends to use the proceeds of the Convertible Note for working capital, general corporate purposes, and debt repayment. The form of the Convertible Notes are incorporated as Exhibit 10.1 to this Report, and the summary description of the terms of the Convertible Notes contained herein is qualified in its entirety by reference to Exhibit 10.1.

•	Convertible Promissory Note, dated June 25, 2015, with a principal amount of $20,000, issued to Michael Taglich, a beneficial owner of more than 5% of the Company, with an effective date of May 20, 2015.
•	Convertible Promissory Note, dated June 25, 2015, with a principal amount of $20,000, issued to Robert Taglich, a beneficial owner of more than 5% of the Company, with an effective date of May 20, 2015.
•	Convertible Promissory Note, dated June 25, 2015, with a principal amount of $10,000, issued to Michael Taglich, a beneficial owner of more than 5% of the Company, with an effective date of June 3, 2015.
•	Convertible Promissory Note, dated June 25, 2015, with a principal amount of $10,000, issued to Robert Taglich, a beneficial owner of more than 5% of the Company, with an effective date of June 3, 2015.
•	Convertible Promissory Note, dated June 25, 2015, with a principal amount of $50,000, issued to Michael Taglich, a beneficial owner of more than 5% of the Company, with an effective date of June 17, 2015.
•	Convertible Promissory Note, dated June 25, 2015, with a principal amount of $50,000, issued to Robert Taglich, a beneficial owner of more than 5% of the Company, with an effective date of June 17, 2015.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 25, 2015, the Company issued the Convertible Notes, in the aggregate principal amount of $160,000, as described in Item 1.01 of this Report, which description is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1*	Form of Convertible Promissory Note issued on June 25, 2015, by Intellinetics, Inc.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2015

INTELLINETICS, INC. (Registrant)

By:	/s/ Matthew L. Chretien
Name:	Matthew L. Chretien
Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1*	Form of Convertible Promissory Note issued on June 25, 2015, by Intellinetics, Inc.

* Filed herewith.